UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 23, 2006

                        Alternative Loan Trust 2006-OA7
                        -------------------------------
                      (Exact name of the issuing entity)
                     Commission File Number of the issuing
                            entity: 333-131630-20

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                 Delaware                               87-0698307
                 --------                               ----------
       (State or Other Jurisdiction                  (I.R.S. Employer
     of Incorporation of the depositor)     Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                     ---------
(Address of Principal                                    (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1   Registrant's Business and Operations
---------   ------------------------------------

Item 1.01   Entry into a Material Definitive Agreement
            ------------------------------------------

and

Section 3 - Securities and Trading Markets
            ------------------------------

Item 3.03 - Material Modification to Rights of Security Holders
            ---------------------------------------------------

On June 23, 2006, with the consent of 100% of the holders of the Offered Certificates (as defined below), CWALT, Inc. (the "Company") entered into Amendment No. 1, dated as of May 1, 2006 (the "Amendment"), to the Pooling and Servicing Agreement, dated as of April 1, 2006 and filed on Form 8-K on May 12, 2006 (the "Pooling and Servicing Agreement"), each of which is by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). The Pooling and Servicing Agreement provides for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OA7 (the "Offered Certificates"). The Amendment provides for the inclusion of an amended Confirmation (the "Confirmation") with a revised corridor contract notional balance schedule, which reduces the corridor contract notional balance for each distribution date after the April 2009 distribution date. The effect of this reduction of the corridor contract notional balance is to reduce the amount available to cover any net rate carryover on the Offered Certificates (other than the Class A-R Certificates) and any unpaid realized loss amounts. The Amendment is annexed hereto as Exhibit 99.1.

On June 23, 2006, The Bank of New York, not in its individual capacity but solely as trustee for the supplemental Interest Trust for CWALT 2006-OA7 (in such capacity, the "Supplemental Interest Trustee") entered into an amended interest rate corridor contract dated May 24, 2006 (the "Corridor Contract"), as evidenced by a confirmation between the Supplemental Interest Trustee and Swiss Re Financial Products Corporation (the "Counterparty"). The Confirmation is annexed hereto as Exhibit 99.2.


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


Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

     Not applicable.

(b) Pro forma financial information.
    -------------------------------

     Not applicable.

(c) Shell Company Transactions.
    --------------------------

(d) Exhibits.

Exhibit No.    Description
-----------

   99.1 Amendment No. 1, dated as of May 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee, to the Pooling and Servicing Agreement, dated as of April 1, 2006.

   99.2 The Confirmation, dated May 24, 2006, between the Counterparty and the Supplemental Interest Trustee.


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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWALT, INC.



                                                   By: /s/ Darren Bigby
                                                       ----------------
                                                   Darren Bigby
                                                   Vice President



Dated:  June 26, 2006



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

                                 Exhibit Index
                                 -------------



Exhibit
-------

    99.1 Amendment No. 1, dated as of May 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee, to the Pooling and Servicing Agreement, dated as of April 1, 2006.

   99.2 The Confirmation, dated May 24, 2006, between the Counterparty and the Supplemental Interest Trustee.



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